Exhibit 99.1

hms to be acquired by veritas capital-backed gainwell for $37.00 PER share

Transaction Expands Gainwell’s Capabilities as an Analytics-Driven Healthcare Technology Provider

Cotiviti to Subsequently Acquire Certain Business Lines, Expanding Health Plan Solutions

All-Cash Transaction Values HMS at Approximately $3.4 Billion

IRVING, Texas – December 21, 2020 – HMS (Nasdaq: HMSY) (“HMS”), an industry-leading technology, analytics and engagement solutions provider helping organizations reduce costs and improve health outcomes, and Veritas Capital (“Veritas”)-backed Gainwell Technologies (“Gainwell”), a leading provider of solutions that are vital to the administration and operations of health and human services programs, today announced that they have entered into a definitive agreement whereby Gainwell will acquire HMS. Under the terms of the agreement, HMS shareholders will receive $37.00 in cash per share. The per share purchase price represents a 52% premium to HMS’ unaffected share price as of October 2, 2020, the last trading day prior to when reports of a possible transaction were published, and a 17% premium over the 30-day volume-weighted average price per share of HMS’ common stock through the close of trading on December 18, 2020, the last trading day before the announcement of the transaction. The transaction is expected to close in the first half of 2021.

Veritas will look to optimize the HMS solution set across Gainwell and Veritas-backed Cotiviti, Inc. (“Cotiviti”), a leading provider of data-driven healthcare solutions. Gainwell will acquire the HMS capabilities focused on the Medicaid market, including solutions delivered to states and managed care organizations, and Cotiviti will acquire the HMS capabilities focused on the commercial, Medicare, and federal markets. The addition of the HMS business lines will further expand Gainwell’s and Cotiviti’s capabilities with unique, data-driven technology and service solutions expected to drive greater impact in the healthcare market. Clients will be offered a broad range of complementary, scalable and flexible solutions that improve outcomes and quality as well as reduce waste and inefficiencies through technological innovation, service excellence and unparalleled industry expertise.

“HMS has built a market-leading healthcare technology and analytics enterprise, and we believe this transaction delivers compelling and certain value to our shareholders while enhancing our ability to provide clients with world-class, data-driven analytics solutions,” said Bill Lucia, Chairman and CEO of HMS. “Our board of directors and executive leadership team conducted a thorough review of a wide range of strategic alternatives and, after careful consideration, we determined this outcome to be the best path forward for our shareholders, clients and employees.”

Ramzi Musallam, CEO and Managing Partner of Veritas, a leading investor in government and healthcare technology businesses, said, “HMS has developed a highly differentiated set of capabilities that deliver tangible value across the government and commercial healthcare payer spectrum. By aligning HMS’ market focus with Gainwell and Cotiviti, these organizations can become even more strategically aligned to their customers’ missions. We look forward to working closely with the talented teams at HMS, Gainwell and Cotiviti to ensure successful combinations while advancing the collective goal of reducing costs and improving health outcomes nationwide.”

Paul Saleh, President and CEO of Gainwell, said, “We are thrilled to bring together two exceptional heritages in the healthcare technology marketplace. Through this partnership, our continuum of capabilities will enable us to deliver more value to our clients as we work together to bend the healthcare cost curve and improve outcomes. With the support and strategic guidance of Veritas, we look forward to bringing together our teams, technologies and solutions to continue to innovate for our clients.”

Emad Rizk, President and CEO of Cotiviti, said, “HMS’ capabilities are highly complementary to Cotiviti’s product portfolio. We are excited to broaden our impact by reaching more customers and introducing new technologies to the marketplace. Together, our commitment to helping organizations better assess, manage, and improve clinical and financial outcomes is more compelling than ever."

Transaction Details

The transaction will result in an enterprise value for HMS of approximately $3.4 billion. The transaction, which was unanimously approved by HMS’ Board of Directors, is expected to close in the first half of 2021. The closing of the transaction is subject to the approval of HMS shareholders and the satisfaction of customary closing conditions, including applicable regulatory approvals.

Advisors

Barclays is acting as financial advisor to HMS, and Latham & Watkins LLP is serving as legal advisor to HMS.

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to Gainwell, and Schulte Roth & Zabel LLP is serving as legal advisor to Gainwell.

About HMS

HMS advances healthcare by helping organizations reduce costs and improve health outcomes. Through our industry-leading technology, analytics and engagement solutions, we save billions of dollars annually while helping consumers lead healthier lives. HMS provides a broad range of payment accuracy and population health management solutions that help move healthcare forward. For more information, visit www.hms.com.

About Gainwell Technologies

With over 7,500 employees, Gainwell Technologies supports clients across 42 U.S. states and territories with offerings including Medicaid Management Information Systems (MMIS), fiscal agent services, program integrity, care management, immunization registry and eligibility services. With over 50 years of proven experience, Gainwell carries forward a reputation for technological innovation, service excellence and unparalleled industry expertise in offering clients scalable and flexible health and human services solutions for their most complex challenges. For more information, visit www.gainwelltechnologies.com.

About Cotiviti

Cotiviti is a leading solutions and analytics company that is reshaping the economics of healthcare, helping its clients uncover new opportunities to unlock value. Cotiviti’s solutions are a critical foundation for healthcare payers in their mission to lower healthcare costs and improve quality through higher performing payment accuracy, quality improvement, risk adjustment, and network performance management programs. Cotiviti’s healthcare solutions are powered by Caspian Insights, a proprietary data and analytics platform spanning thousands of unique member and provider data types across financial and clinical domains, representing the most comprehensive longitudinal data set in healthcare. The company also supports the retail industry with data management and recovery audit services that improve business outcomes. For more information, visit www.cotiviti.com.

About Veritas Capital

Veritas is a leading private investment firm that invests in companies that provide critical products and services, primarily technology and technology-enabled solutions, to government and commercial customers worldwide, including those operating in the healthcare, national security, software, education, aerospace & defense, government services, communications and energy industries. Veritas seeks to create value by strategically transforming the companies in which it invests through organic and inorganic means. For more information, visit www.veritascapital.com.

Additional Information and Where to Find It

In connection with the proposed merger, HMS plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. HMS may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by HMS with the SEC. BEFORE MAKING ANY VOTING DECISION, HMS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY HMS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents HMS files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. HMS makes available free of charge at www.HMS.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. HMS and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from HMS’ stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of HMS’ directors and officers in HMS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 24, 2020 and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on April 30, 2020. To the extent the holdings of HMS securities by HMS’ directors and executive officers have changed since the amounts set forth in HMS’ proxy statement for its 2020 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and HMS’ website at www.HMS.com.

Safe Harbor Statement

This press release contains certain information, including statements as to, among other things, the expected timing, completion and effects of the proposed merger, which may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements relate to our current expectations, projections and assumptions about our business, the economy and future events or conditions. They do not relate strictly to historical or current facts. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Forward-looking statements can be identified by words such as “believes,” “expects,” “future,” “may,” “plans,” “will,” and similar references, although some forward-looking statements may be expressed differently. Factors or events that could cause actual results to differ may emerge from time to time and are difficult to predict. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results may differ materially from past results and those anticipated, estimated or projected. We caution you not to place undue reliance upon any of these forward-looking statements. Factors that could cause or contribute to such differences, include, but are not limited to: our ability to execute our business plans or growth strategy; our ability to innovate, develop or implement new or enhanced solutions or services; the nature of investment and acquisition opportunities we are pursuing, and the successful execution of such investments and acquisitions; our ability to successfully integrate acquired businesses and realize synergies; and other factors, risks and uncertainties described in our most recent Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission. Any forward-looking statements are made as of the date of this press release. Except as may be required by law, we disclaim any obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

The forward-looking statements contained in this communication, including without limitation statements regarding anticipated benefits and effects of the proposed merger, are based on assumptions that HMS has made in light of its industry experience and its perceptions of historical trends, current conditions, expected future developments and other factors that HMS believes are appropriate under the circumstances. These statements are not guarantees of performance or results. Forward-looking statements are not guarantees and involve risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from past results and from those indicated by such forward-looking statements if known or unknown risks or uncertainties materialize, or if underlying assumptions prove inaccurate. These risks and uncertainties include, among other things: the inability to consummate the proposed merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the proposed merger; the failure by Gainwell to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; the risk that the proposed merger may be terminated in circumstances requiring HMS to pay a termination fee; the risk that the proposed merger disrupts HMS’s current plans and operations or diverts management’s attention from its ongoing business; the effect of the announcement of the proposed merger on the ability of HMS to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the effect of the announcement of the proposed merger on HMS’s operating results and business generally; the amount of costs, fees and expenses related to the proposed merger; the risk that HMS’s stock price may decline significantly if the proposed merger is not consummated; the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed merger and instituted against HMS and others; the course of the COVID-19 pandemic and the responses to the pandemic, and their effects on our business and operations, including those of our customers and partners, and general economic, business and market conditions; our ability to execute our business plans or growth strategy; our ability to innovate, develop or implement new or enhanced solutions or services; the nature of acquisition, investment, strategic relationship and divestiture opportunities we are pursuing, and our ability to successfully execute on such opportunities; our ability to successfully integrate acquired businesses and operations and realize synergies; significant and increased competition related to our solutions and services; variations in our results of operations; our ability to accurately forecast the revenue under our contracts and solutions; our ability to protect our systems from damage, interruption or breach, and to maintain effective information and technology systems and networks, including during a catastrophic or extraordinary event, such as COVID-19; our ability to protect our intellectual property rights, proprietary technology, information processes and know-how; our failure to maintain a high level of customer retention or the unexpected reduction in scope or termination of key contracts with major customers; customer dissatisfaction or our non-compliance with contractual provisions or regulatory requirements; our failure to meet performance standards triggering significant costs or liabilities under our contracts; our inability to manage our relationships with data sources and suppliers; our reliance on subcontractors and other third party providers and parties to perform services; our ability to secure future contracts and favorable contract terms through the competitive bidding process; pending or threatened litigation; unfavorable outcomes in legal proceedings; our success in attracting and retaining qualified employees and members of our management team; our ability to generate sufficient cash to cover our interest and principal payments under our credit facility; changes in tax laws, regulations or guidance and unexpected changes in our effective tax rate; unanticipated increases in the number or amount of claims for which we are self-insured; accounting changes or revisions; risks relating to our international operations, including political, regulatory, economic, foreign exchange, tax compliance and other risks; changes in the healthcare environment or healthcare financing system, including regulatory, budgetary or political actions that affect healthcare spending or the practices and operations of healthcare organizations; our failure to comply with applicable laws and regulations governing individual privacy and information security, domestically and internationally, or to protect such information from theft and misuse; our ability to comply with current and future legal and regulatory requirements; negative results of government or customer reviews, audits or investigations; state or federal limitations related to outsourcing of certain government programs or functions; restrictions on bidding or performing certain work due to perceived conflicts of interests; the market price of our common stock and lack of dividend payments; anti-takeover provisions in our corporate governance documents; and the other important factors discussed under the headings “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk” of our 2020 Form 10-K, and in other documents we file with the SEC.

Any forward-looking statements made by HMS in this communication speak only as of the date on which they are made. HMS undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contacts

HMS

Investors:	Media:
Robert Borchert	Lacey Hautzinger
SVP, Investor Relations	Sr. Director, External Communications
robert.borchert@hms.com	lacey.hautzinger@hms.com
469-284-2140	469-284-7240

Gainwell, Cotiviti and Veritas Capital

Andrew Cole/Julie Rudnick/Julie Casale

Sard Verbinnen & Co

veritascapital-svc@sardverb.com